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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
                        (DATE OF EARLIEST EVENT REPORTED)

                                 April 20, 2004

                                 ASTRO-MED, INC
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                         COMMISSION FILE NUMBER 0-13200

        RHODE ISLAND                               05-0318215
        (STATE  OR OTHER JURISDICTION OF           (IRS EMPLOYER IDENTIFICATION
        INCORPORATION OR ORGANIZATION)             NUMBER)

                600 EAST GREENWICH AVENUE, WEST WARWICK, RI 02893
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

                                 (401-828-4000)
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 5.  Other Events and Required FD Disclosure

     On April 20,  2004,  Astro-Med,  Inc.  issued a press  release  in which it announced that the Board of Directors had declared a 10% stock dividend  payable to shareholders of record as of May 4, 2004. It is anticipated that the dividend will be  distributed  on May 26, 2004. A copy of the press  release  relating to such announcement,  dated April 20, 2004, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibit

Exhibit no.       Exhibit
99.1              Press Release dated April 20, 2004

SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
registrants  have duly caused  this  report to be signed on their  behalf by the undersigned thereunto duly authorized.

DATE: April 21, 2004                   ASTRO-MED, INC.

                                       By: /s/ Joseph P. O'Connell
                                            --------------------------------------
                                               Joseph P. O'Connell
                                               Vice President, Treasurer and
                                               Chief Financial Officer